UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30*

Date of reporting period: November 30, 2016

*	This Form N-CSR pertains only to the following series of the Registrant: MFS Global Bond Fund. The remaining series of the Registrant have fiscal year ends other than November 30th.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

November 30, 2016

MFS® GLOBAL BOND FUND

GLB-ANN

MFS® GLOBAL BOND FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, even after a recent rise in bond yields, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth,

there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

January 13, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	33.0%
Investment Grade Corporates	32.3%
High Yield Corporates	8.6%
Mortgage-Backed Securities	6.6%
Commercial Mortgage-Backed Securities	3.6%
Emerging Markets Bonds	2.4%
Asset-Backed Securities	1.7%
Floating Rate Loans	0.7%
Collateralized Debt Obligations	0.6%
U.S. Government Agencies	0.1%
U.S. Treasury Securities	(1.4)%

Composition including fixed income credit quality (a)(i)
AAA	14.3%
AA	6.8%
A	21.5%
BBB	29.6%
BB	8.7%
B	1.0%
CCC	0.1%
U.S. Government	4.0%
Federal Agencies	6.7%
Not Rated	(4.5)%
Cash & Cash Equivalents	8.0%
Other	3.8%

Portfolio facts (i)
Average Duration (d)	6.5
Average Effective Maturity (m)	10.1 yrs.

Issuer country weightings (i)(x)
United States	53.6%
Japan	10.6%
Italy	6.1%
United Kingdom	5.4%
Canada	4.7%
Germany	4.0%
France	3.7%
Australia	2.2%
Spain	1.8%
Other Countries	7.9%

Currency exposure weightings (i)(y)
United States Dollar	47.2%
Euro	22.6%
Japanese Yen	17.6%
British Pound Sterling	4.2%
Canadian Dollar	1.5%
Swedish Krona	1.4%
Australian Dollar	1.3%
South Korean Won	1.3%
Norwegian Krone	1.1%
Other Currencies	1.8%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 11/30/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended November 30, 2016, Class A shares of the MFS Global Bond Fund (“fund”) provided a total return of 3.18%, at net asset value. This compares with a return of 3.10% for the fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index (formerly Barclays Global Aggregate Bond Index).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle toward the end of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. During the second half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

During much of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. Headwinds eased somewhat at the end of the period as stabilizing oil prices pushed energy earnings higher relative to expectations. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and low gasoline prices. Demand for autos reached near-record territory before plateauing late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Management Review – continued

Factors Affecting Performance

Relative to the Bloomberg Barclays Global Aggregate Bond Index, the portion of the fund’s return derived from yield, particularly within the Unites States and Europe, which was greater than that of the benchmark, was a key contributor to relative performance. Within the United States, the fund’s greater exposure to “BBB” and “BB” rated (r) securities aided relative results as bonds within these quality tiers performed well over the reporting period. Additionally, within the Asia Pacific region, the fund’s yield curve positioning (y), particularly the fund’s lesser exposure to shifts in the middle portion (centered around maturities of 7 years) of the Japanese yield curve was an area of relative strength.

Conversely, within the Unites States, the fund’s yield curve positioning, particularly the fund’s greater exposure to shifts in the middle (centered around maturities of 7 years) and long end (centered around maturities of 10 or more years) of the yield curve detracted from relative returns. Additionally, within the United States, the fund’s greater exposure to both the industrial and finance sectors held back relative results.

Respectfully,

Pilar Gomez-Bravo	Richard Hawkins	Robert Persons	Robert Spector
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Erik Weisman
Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 11/30/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	6/02/10	3.18%	(1.19)%	0.96%
B	6/02/10	2.30%	(1.90)%	0.13%
C	6/02/10	2.30%	(1.91)%	0.13%
I	6/02/10	3.32%	(0.94)%	1.12%
R1	6/02/10	2.30%	(1.91)%	0.13%
R2	6/02/10	2.81%	(1.44)%	0.62%
R3	6/02/10	3.07%	(1.19)%	0.87%
R4	6/02/10	3.45%	(0.92)%	1.14%
R6 (formerly Class R5)	10/01/12	3.59%	N/A	(2.12)%
Comparative benchmark
Bloomberg Barclays Global Aggregate Bond Index (f)		3.10%	0.44%	2.20%
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.21)%	(2.05)%	0.28%
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.70)%	(2.24)%	0.13%
C With CDSC (1% for 12 months) (v)		1.30%	(1.91)%	0.13%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Bloomberg Barclays Global Aggregate Bond Index (fomerly Barclays Global Aggregate Bond Index) – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Past performance reflects time periods when the fund had (i) a policy of focusing its investments on debt instruments of U.S. and foreign governments and (ii) a policy permitting the fund to invest up to 100% of its assets in less than investment grade quality debt instruments (lower quality debt instruments). The fund’s investment policies and strategies changed effective December 1, 2014.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, June 1, 2016 through November 30, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2016 through November 30, 2016.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 6/01/16	Ending Account Value 11/30/16	Expenses Paid During Period (p) 6/01/16-11/30/16
A	Actual	1.05%	$1,000.00	$969.18	$5.17
	Hypothetical (h)	1.05%	$1,000.00	$1,019.75	$5.30
B	Actual	1.80%	$1,000.00	$965.32	$8.84
	Hypothetical (h)	1.80%	$1,000.00	$1,016.00	$9.07
C	Actual	1.80%	$1,000.00	$965.32	$8.84
	Hypothetical (h)	1.80%	$1,000.00	$1,016.00	$9.07
I	Actual	0.80%	$1,000.00	$970.19	$3.94
	Hypothetical (h)	0.80%	$1,000.00	$1,021.00	$4.04
R1	Actual	1.80%	$1,000.00	$965.32	$8.84
	Hypothetical (h)	1.80%	$1,000.00	$1,016.00	$9.07
R2	Actual	1.30%	$1,000.00	$967.75	$6.40
	Hypothetical (h)	1.30%	$1,000.00	$1,018.50	$6.56
R3	Actual	1.05%	$1,000.00	$968.97	$5.17
	Hypothetical (h)	1.05%	$1,000.00	$1,019.75	$5.30
R4	Actual	0.80%	$1,000.00	$971.33	$3.94
	Hypothetical (h)	0.80%	$1,000.00	$1,021.00	$4.04
R6 (formerly Class R5)	Actual	0.68%	$1,000.00	$970.81	$3.35
	Hypothetical (h)	0.68%	$1,000.00	$1,021.60	$3.44

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

11/30/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 91.6%
Issuer	Shares/Par		Value ($)

Airlines - 0.1%
Ryanair Ltd., 1.125%, 3/10/2023	EUR	550,000	$582,185

Apparel Manufacturers - 0.1%
Christian Dior SE, 0.75%, 6/24/2021	EUR	700,000	$746,047

Asset-Backed & Securitized - 5.8%
Chesapeake Funding II LLC, 2016-1A, “A2”, FRN, 1.674%, 3/15/2028 (n)		$2,247,000	$2,263,902
Chesapeake Funding II LLC, 2016-2A, “A2”, FRN, 1.538%, 6/15/2028 (z)		1,646,000	1,654,859
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/2049		2,460,000	2,469,373
Commercial Mortgage Pass-Through Certificates, “A4”, 3.183%, 2/10/2048		3,104,000	3,132,923
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048		2,500,000	2,533,318
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048		2,234,604	2,324,429
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.877%, 6/15/2039		130,000	131,924
Enterprise Fleet Financing LLC, 2014-1, “A2”, 0.87%, 9/20/2019 (n)		236,331	236,202
Ford Credit Auto Owner Trust, 2014-1,“A”, 2.26%, 11/15/2025 (n)		3,503,000	3,546,497
Greenwich Capital Commercial Funding Corp., 5.475%, 3/10/2039		1,249,958	1,250,080
Hyundai Auto Lease Securitization Trust, 2015-A, “A2”, 1%, 10/16/2017 (n)		9,409	9,409
John Deere Owner Trust , “A2”, 1.15%, 10/15/2018		2,175,000	2,175,958
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048		3,108,537	3,196,296
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.938%, 6/15/2049		2,455,705	2,499,737
Loomis, Sayles & Co., CLO, “A1”, FRN, 2.41%, 10/15/2027 (z)		3,473,850	3,465,429
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C21, “A4”, 3.338%, 3/15/2048		691,382	703,022
Morgan Stanley Capital I Trust, “AM”, FRN, 5.871%, 4/15/2049		2,458,000	2,398,293
Volvo Financial Equipment LLC, 2015-1A, “A2”, 0.95%, 11/15/2017 (n)		421,506	421,443

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048		$1,532,563	$1,541,620

			$35,954,714
Automotive - 2.0%
Delphi Automotive PLC, 1.5%, 3/10/2025	EUR	650,000	$677,818
FCA Capital Ireland PLC, 2%, 10/23/2019	EUR	1,600,000	1,752,073
Ferrari N.V., 1.5%, 3/16/2023	EUR	1,000,000	1,041,691
General Motors Co., 5.2%, 4/01/2045		$1,208,000	1,146,903
General Motors Financial Co., Inc., 3.1%, 1/15/2019		893,000	900,840
General Motors Financial Co., Inc., 3.45%, 4/10/2022		758,000	747,664
Jaguar Land Rover Automotive PLC, 3.875%, 3/01/2023	GBP	1,000,000	1,255,637
Lear Corp., 5.25%, 1/15/2025		$1,971,000	2,072,014
RCI Banque S.A., 1.25%, 6/08/2022	EUR	500,000	536,609
Volkswagen International Finance N.V., 2.5% to 3/20/22, FRN to 12/31/2049	EUR	550,000	545,028
Volkswagen International Finance N.V., 3.875% to 9/04/18, FRN to 12/31/2049	EUR	600,000	646,537
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)		$1,258,000	1,260,359

			$12,583,173
Biotechnology - 0.3%
Life Technologies Corp., 6%, 3/01/2020		$1,780,000	$1,948,402

Broadcasting - 0.8%
Omnicom Group, Inc., 3.65%, 11/01/2024		$1,000,000	$1,010,996
Omnicom Group, Inc., 3.6%, 4/15/2026		910,000	908,463
ProSiebenSat.1 Media SE, 2.625%, 4/15/2021	EUR	800,000	901,493
SES S.A., 4.625% to 1/02/2022, FRN to 12/31/2049	EUR	1,000,000	1,049,251
Time Warner, Inc., 3.8%, 2/15/2027		$1,128,000	1,122,582

			$4,992,785
Brokerage & Asset Managers - 0.3%
Intercontinental Exchange, Inc., 2.75%, 12/01/2020		$604,000	$610,352
Intercontinental Exchange, Inc., 3.75%, 12/01/2025		993,000	1,019,217

			$1,629,569
Building - 0.9%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/2021		$1,527,000	$1,588,080
HeidelbergCement AG, 2.25%, 3/30/2023	EUR	930,000	1,043,956
Masco Corp., 4.45%, 4/01/2025		$355,000	360,325
Masco Corp., 4.375%, 4/01/2026		1,580,000	1,591,850
Owens Corning, 3.4%, 8/15/2026		816,000	780,757

			$5,364,968

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Business Services - 1.2%
Cisco Systems, Inc., 2.2%, 2/28/2021		$1,278,000	$1,271,211
Equinix, Inc., 5.75%, 1/01/2025		1,382,000	1,425,188
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		1,605,000	1,635,890
Fidelity National Information Services, Inc., 5%, 10/15/2025		453,000	490,601
Fidelity National Information Services, Inc., 3%, 8/15/2026		1,086,000	1,012,174
Fidelity National Information Services, Inc., 4.5%, 8/15/2046		534,000	497,064
MSCI, Inc., 5.75%, 8/15/2025 (n)		1,014,000	1,064,700

			$7,396,828
Cable TV - 1.8%
Charter Operating/CCO Capital Corp., 6.384%, 10/23/2035 (n)		$2,111,000	$2,355,853
Comcast Corp., 2.75%, 3/01/2023		2,760,000	2,739,027
Comcast Corp., 4.65%, 7/15/2042		1,660,000	1,738,809
NBCUniversal Enterprise, Inc., 1.974%, 4/15/2019 (n)		500,000	501,902
Shaw Communications, 5.65%, 10/01/2019	CAD	769,000	626,896
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)		$837,000	830,723
Sky PLC, 2.5%, 9/15/2026	EUR	1,300,000	1,457,497
Time Warner Cable, Inc., 5.75%, 6/02/2031	GBP	350,000	501,799
Time Warner Cable, Inc., 4.5%, 9/15/2042		$356,000	313,358

			$11,065,864
Chemicals - 0.8%
Air Liquide Finance Co., 2.25%, 9/27/2023 (n)		$1,053,000	$1,007,182
Huntsman International LLC, 5.125%, 4/15/2021	EUR	500,000	565,695
International Flavors & Fragrances, Inc., 1.75%, 3/14/2024	EUR	740,000	821,003
LyondellBasell Industries N.V., 5.75%, 4/15/2024		$799,000	907,788
LyondellBasell Industries N.V., 4.625%, 2/26/2055		750,000	676,440
PPG Industries, Inc., 0.875%, 11/03/2025	EUR	700,000	723,742

			$4,701,850
Computer Software - 0.2%
VeriSign, Inc., 4.625%, 5/01/2023		$1,368,000	$1,390,230

Computer Software - Systems - 0.2%
Apple, Inc., 3.6%, 7/31/2042	GBP	400,000	$549,675
Apple, Inc., 3.85%, 8/04/2046		$650,000	608,026

			$1,157,701
Conglomerates - 0.4%
General Electric Co., 1.25%, 5/26/2023	EUR	325,000	$359,236
Roper Industries, Inc., 1.85%, 11/15/2017		$2,000,000	2,006,756

			$2,365,992

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Consumer Products - 0.5%
Newell Brands, Inc., 3.75%, 10/01/2021 (z)	EUR	650,000	$767,120
Newell Rubbermaid, Inc., 3.85%, 4/01/2023		$866,000	889,367
Newell Rubbermaid, Inc., 5.375%, 4/01/2036		340,000	377,464
Spectrum Brands, Inc., 4%, 10/01/2026 (z)	EUR	620,000	659,702
Whirlpool Finance Luxembourg S.A., 1.25%, 11/02/2026	EUR	540,000	557,365

			$3,251,018
Consumer Services - 0.3%
Priceline Group, Inc., 2.15%, 11/25/2022	EUR	380,000	$424,447
Priceline Group, Inc., 1.8%, 3/03/2027	EUR	1,450,000	1,470,151

			$1,894,598
Containers - 0.5%
Ball Corp., 5%, 3/15/2022		$566,000	$595,715
Ball Corp., 5.25%, 7/01/2025		455,000	473,484
Crown European Holdings S.A., 3.375%, 5/15/2025 (z)	EUR	1,000,000	1,055,399
Sealed Air Corp., 4.5%, 9/15/2023 (n)	EUR	625,000	713,478

			$2,838,076
Defense Electronics - 0.1%
BAE Systems, 4.125%, 6/08/2022	GBP	500,000	$699,757

Electrical Equipment - 0.0%
Arrow Electronics, Inc., 3.5%, 4/01/2022		$285,000	$283,168

Electronics - 0.4%
Flextronics International Ltd., 4.625%, 2/15/2020		$378,000	$398,293
NXP B.V./NXP Funding LLC, 4.625%, 6/01/2023 (n)		791,000	834,505
Tyco Electronics Group S.A., 1.1%, 3/01/2023	EUR	1,175,000	1,256,745

			$2,489,543
Emerging Market Quasi-Sovereign - 0.7%
Comision Federal de Electricidad, 4.875%, 1/15/2024		$1,000,000	$985,000
Corporacion Financiera de Desarrollo S.A., 4.75%, 7/15/2025 (n)		3,108,000	3,201,240

			$4,186,240
Emerging Market Sovereign - 0.6%
Republic of Indonesia, 2.875%, 7/08/2021	EUR	550,000	$607,983
Republic of Slovenia, 5.25%, 2/18/2024 (n)		$2,883,000	3,195,500

			$3,803,483
Energy - Independent - 0.2%
Concho Resources, Inc., 6.5%, 1/15/2022		$976,000	$1,012,600

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Entertainment - 0.4%
Carnival Corp., 1.875%, 12/15/2017		$1,106,000	$1,111,122
Carnival Corp., 1.875%, 11/07/2022	EUR	1,120,000	1,250,359

			$2,361,481
Financial Institutions - 0.0%
AerCap Ireland Capital Ltd., 4.625%, 10/30/2020		$150,000	$156,188

Food & Beverages - 3.3%
Anheuser-Busch InBev N.V., 1.5%, 4/18/2030	EUR	650,000	$665,182
Anheuser-Busch InBev Worldwide, Inc., 3.3%, 2/01/2023		$1,335,000	1,348,698
Anheuser-Busch InBev Worldwide, Inc., 4.7%, 2/01/2036		1,747,000	1,832,079
Coca-Cola Co., 0.75%, 3/09/2023	EUR	450,000	484,026
Coca-Cola Co., 1.1%, 9/02/2036	EUR	230,000	219,606
Coca-Cola Enterprises, Inc., 1.875%, 3/18/2030	EUR	575,000	603,198
Constellation Brands, Inc., 4.25%, 5/01/2023		$3,211,000	3,359,509
Constellation Brands, Inc., 4.75%, 12/01/2025		667,000	717,025
J.M. Smucker Co., 2.5%, 3/15/2020		1,182,000	1,185,988
J.M. Smucker Co., 4.375%, 3/15/2045		195,000	192,683
Kraft Foods Group, Inc., 2.25%, 6/05/2017		2,000,000	2,007,652
Kraft Heinz Foods Co., 3.5%, 7/15/2022		1,764,000	1,806,803
Kraft Heinz Foods Co., 5%, 7/15/2035		305,000	322,343
PepsiCo, Inc., 2.15%, 10/14/2020		2,785,000	2,787,559
PepsiCo, Inc., 3.1%, 7/17/2022		1,888,000	1,950,447
SABMiller Holdings, Inc., 3.75%, 1/15/2022 (n)		454,000	474,341
Tyson Foods, Inc., 5.15%, 8/15/2044		750,000	775,946

			$20,733,085
Food & Drug Stores - 0.8%
Walgreens Boots Alliance, Inc., 2.7%, 11/18/2019		$2,669,000	$2,706,136
Walgreens Boots Alliance, Inc., 2.875%, 11/20/2020	GBP	850,000	1,108,252
Walgreens Boots Alliance, Inc., 4.5%, 11/18/2034		$967,000	959,031

			$4,773,419
Industrial – 0.3%
Grainger PLC, 5%, 12/16/2020	GBP	1,200,000	$1,630,718

Insurance - 1.0%
American International Group, Inc., 4.875%, 6/01/2022		$561,000	$611,165
American International Group, Inc., 1.5%, 6/08/2023	EUR	550,000	591,641
American International Group, Inc., 3.75%, 7/10/2025		$296,000	297,427
Aviva PLC, 3.375% to 12/04/25, FRN to 12/04/2045	EUR	720,000	729,174
CNP Assurances S.A., 6% to 9/14/20, FRN to 9/14/2040	EUR	600,000	705,860
Delta Lloyd Levensverzek, FRN, 9%, 8/29/2042	EUR	750,000	978,427

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Insurance - continued
Old Mutual PLC, 7.875%, 11/03/2025	GBP	950,000	$1,271,636
Unum Group, 4%, 3/15/2024		$1,000,000	992,355

			$6,177,685
Insurance - Health - 0.5%
Aetna, Inc., 2.8%, 6/15/2023		$1,038,000	$1,014,566
Aetna, Inc., 4.25%, 6/15/2036		778,000	772,771
UnitedHealth Group, Inc., 2.7%, 7/15/2020		1,554,000	1,576,513

			$3,363,850
Insurance - Property & Casualty - 1.3%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		$738,000	$735,558
Berkshire Hathaway, Inc., 2.15%, 3/15/2028	EUR	830,000	926,423
Berkshire Hathaway, Inc., 1.625%, 3/16/2035	EUR	475,000	462,720
Chubb INA Holdings, Inc., 2.3%, 11/03/2020		$318,000	317,605
Chubb INA Holdings, Inc., 2.875%, 11/03/2022		740,000	746,571
CNA Financial Corp., 5.875%, 8/15/2020		1,000,000	1,106,712
Liberty Mutual Group, Inc., 4.25%, 6/15/2023		1,149,000	1,207,837
Liberty Mutual Group, Inc., 2.75%, 5/04/2026 (z)	EUR	300,000	327,048
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)		$500,000	489,390
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024		1,000,000	1,021,601
QBE Capital Funding IV LP, 7.5% to 5/24/21, FRN to 5/24/2041	GBP	450,000	621,622

			$7,963,087
International Market Quasi-Sovereign - 0.3%
Electricite de France S.A., 5.375% to 1/29/25, FRN to 12/31/2049	EUR	800,000	$847,313
Israel Electric Corp. Ltd., 5.625%, 6/21/2018 (n)		$769,000	800,637

			$1,647,950
International Market Sovereign - 31.8%
Commonwealth of Australia, 5.75%, 5/15/2021	AUD	12,493,000	$10,651,379
Commonwealth of Australia, 3.75%, 4/21/2037	AUD	1,700,000	1,325,411
Federal Republic of Germany, 2.5%, 7/04/2044	EUR	3,149,000	4,642,351
Federal Republic of Germany, 0.5%, 2/15/2026	EUR	2,800,000	3,053,640
Federal Republic of Germany, 6.25%, 1/04/2030	EUR	3,213,000	5,922,889
Government of Canada, 2.5%, 6/01/2024	CAD	19,364,000	15,570,340
Government of Canada, 5.75%, 6/01/2033	CAD	5,156,000	5,836,187
Government of Canada, 4%, 6/01/2041	CAD	1,129,000	1,130,286
Government of Japan, 1.8%, 3/20/2043	JPY	656,100,000	7,501,923
Government of Japan, 2.1%, 9/20/2024	JPY	22,600,000	230,397
Government of Japan, 0.4%, 9/20/2025	JPY	1,055,500,000	9,552,872
Government of Japan, 0.3%, 12/20/2025	JPY	51,500,000	462,314
Government of Japan, 2.2%, 9/20/2027	JPY	1,580,900,000	17,006,922

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
International Market Sovereign - continued
Government of Japan, 1.7%, 9/20/2032	JPY	171,000,000	$1,831,668
Government of Japan, 1.5%, 3/20/2034	JPY	1,594,000,000	16,664,932
Government of Japan, 2.4%, 3/20/2037	JPY	806,600,000	9,678,706
Government of Japan, 2%, 3/20/2052	JPY	176,700,000	2,224,701
Kingdom of Belgium, 4%, 3/28/2032	EUR	3,557,000	5,382,704
Kingdom of Denmark, 1.5%, 11/15/2023	DKK	10,168,000	1,594,635
Kingdom of Denmark, 1.75%, 11/15/2025	DKK	18,925,000	3,022,347
Kingdom of Spain, 5.4%, 1/31/2023	EUR	3,726,000	5,029,274
Kingdom of Spain, 5.15%, 10/31/2028	EUR	2,372,000	3,420,550
Kingdom of Sweden, 3.5%, 6/01/2022	SEK	12,430,000	1,620,256
Kingdom of the Netherlands, 5.5%, 1/15/2028	EUR	2,720,000	4,450,691
Republic of Austria, 1.75%, 10/20/2023	EUR	791,000	939,387
Republic of France, 6%, 10/25/2025	EUR	5,746,000	9,014,632
Republic of France, 4.75%, 4/25/2035	EUR	1,591,000	2,661,640
Republic of France, 4.5%, 4/25/2041	EUR	1,011,000	1,736,197
Republic of Italy, 5.5%, 9/01/2022	EUR	13,345,000	17,570,716
Republic of Italy, 3.75%, 3/01/2021	EUR	8,599,000	10,271,393
United Kingdom Treasury, 5%, 3/07/2018	GBP	735,000	976,523
United Kingdom Treasury, 8%, 6/07/2021	GBP	717,000	1,195,480
United Kingdom Treasury, 4.25%, 12/07/2027	GBP	2,537,000	4,046,908
United Kingdom Treasury, 4.25%, 6/07/2032	GBP	1,186,000	1,976,964
United Kingdom Treasury, 4.25%, 3/07/2036	GBP	1,407,000	2,414,628
United Kingdom Treasury, 3.25%, 1/22/2044	GBP	2,320,000	3,635,220
United Kingdom Treasury, 3.75%, 7/22/2052	GBP	874,000	1,619,082
United Kingdom Treasury, 4%, 1/22/2060	GBP	398,000	823,677

			$196,689,822
Local Authorities - 0.1%
Province of Alberta, 1.25%, 6/01/2020	CAD	558,000	$413,762
Province of Manitoba, 4.15%, 6/03/2020	CAD	490,000	399,102

			$812,864
Major Banks - 4.8%
ABN AMRO Bank N.V., 1.8%, 6/04/2018 (n)		$1,764,000	$1,761,028
ABN AMRO Bank N.V., 7.125%, 7/06/2022	EUR	400,000	539,599
Bank of America Corp., 2.625%, 4/19/2021		$658,000	654,433
Bank of America Corp., 3.248%, 10/21/2027		1,863,000	1,775,396
Bank of America Corp., FRN, 6.1%, 12/31/2049		541,000	541,000
Bank of Ireland, 4.25% to 6/11/2019, FRN to 6/11/2024	EUR	1,650,000	1,760,541
Barclays Bank PLC, 6%, 1/14/2021	EUR	850,000	1,037,285
Barclays Bank PLC, 6.75% to 1/16/18, FRN to 1/16/2023	GBP	300,000	391,481
Credit Agricole S.A., 7.375%, 12/18/2023	GBP	300,000	474,857
Credit Agricole S.A., 7.875% to 10/26/19, FRN to 12/31/2049	EUR	700,000	862,527

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Major Banks - continued
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)		$534,000	$565,373
Goldman Sachs Group, Inc., 2.625%, 4/25/2021		648,000	644,248
Goldman Sachs Group, Inc., 4%, 3/03/2024		2,000,000	2,070,458
HSBC Holdings PLC, 4.375%, 11/23/2026		893,000	889,274
JPMorgan Chase & Co., 4.25%, 10/15/2020		4,194,000	4,453,013
JPMorgan Chase & Co., 2.95%, 10/01/2026		2,405,000	2,294,062
Morgan Stanley, 2.2%, 12/07/2018		709,000	712,239
Morgan Stanley, 2.5%, 4/21/2021		749,000	740,768
Morgan Stanley, 5.5%, 7/28/2021		484,000	538,389
Morgan Stanley, 3.125%, 7/27/2026		1,212,000	1,161,120
Morgan Stanley, 3.95%, 4/23/2027		650,000	643,494
Nationwide Building Society, 0.5%, 10/29/2019	EUR	700,000	747,953
Nationwide Building Society, 1.25%, 3/03/2025	EUR	700,000	751,266
PNC Bank N.A., 2.6%, 7/21/2020		$2,435,000	2,459,572
Wells Fargo & Co., 4.1%, 6/03/2026		1,000,000	1,017,595

			$29,486,971
Medical & Health Technology & Services - 1.4%
Becton, Dickinson and Co., 3.734%, 12/15/2024		$1,000,000	$1,024,307
Becton, Dickinson and Co., 4.685%, 12/15/2044		258,000	264,546
Fresenius U.S. Finance II, Inc., 4.25%, 2/01/2021 (n)		1,186,000	1,233,440
HCA, Inc., 4.75%, 5/01/2023		1,301,000	1,310,758
HCA, Inc., 5.25%, 6/15/2026		1,276,000	1,277,378
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022		300,000	301,974
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		1,026,000	1,020,432
Thermo Fisher Scientific, Inc., 3%, 4/15/2023		1,323,000	1,311,207
Universal Health Services, Inc., 5%, 6/01/2026 (n)		893,000	884,070

			$8,628,112
Medical Equipment - 0.5%
Medtronic, Inc., 3.5%, 3/15/2025		$1,900,000	$1,949,873
Zimmer Holdings, Inc., 4.25%, 8/15/2035		1,209,000	1,136,080

			$3,085,953
Metals & Mining - 0.8%
Barrick Gold Corp., 4.1%, 5/01/2023		$693,000	$718,730
Barrick North America Finance LLC, 5.7%, 5/30/2041		65,000	68,572
Cameco Corp., 5.67%, 9/02/2019	CAD	775,000	616,238
Glencore Finance Europe, 6.5%, 2/27/2019	GBP	250,000	341,578
Glencore Finance Europe S.A., 1.25%, 3/17/2021	EUR	1,000,000	1,044,482
Kinross Gold Corp., 5.95%, 3/15/2024		$768,000	787,200
Southern Copper Corp., 5.25%, 11/08/2042		1,000,000	908,203
Steel Dynamics, Inc., 5%, 12/15/2026 (z)		215,000	216,075

			$4,701,078

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Midstream - 2.1%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$799,000	$778,427
Dominion Gas Holdings LLC, 2.8%, 11/15/2020		1,960,000	1,980,417
Energy Transfer Equity LP, 7.5%, 10/15/2020		1,421,000	1,587,968
Energy Transfer Partners LP, 5.15%, 2/01/2043		750,000	671,816
Enterprise Products Operating LLC, 1.65%, 5/07/2018		887,000	882,997
Enterprise Products Operating LLC, 3.9%, 2/15/2024		1,000,000	1,021,518
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044		1,400,000	1,338,029
Pembina Pipeline Corp., 4.81%, 3/25/2044	CAD	906,000	668,233
Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023		$1,500,000	1,567,500
Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025		129,000	134,483
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026 (n)		947,000	1,000,269
Sabine Pass Liquefaction LLC, 5%, 3/15/2027 (n)		1,250,000	1,234,375

			$12,866,032
Mortgage-Backed - 6.6%
Fannie Mae, 4.26%, 12/01/2019		$179,178	$190,328
Fannie Mae, 4.88%, 3/01/2020		445,411	468,484
Fannie Mae, 3.99%, 7/01/2021		546,250	586,044
Fannie Mae, 2.77%, 3/01/2022		365,154	373,489
Fannie Mae, 5%, 8/01/2040		1,303,704	1,431,109
Fannie Mae, 4%, 9/01/2040 - 2/01/2045		9,826,635	10,370,109
Fannie Mae, 4.5%, 2/01/2041 - 6/01/2044		10,416,606	11,248,999
Fannie Mae, 3.5%, 9/01/2045		2,454,364	2,521,645
Freddie Mac, 1.426%, 8/25/2017		248,484	248,612
Freddie Mac, 1.883%, 5/25/2019		2,440,000	2,458,363
Freddie Mac, 2.637%, 1/25/2023		2,595,000	2,638,016
Freddie Mac, 3.32%, 2/25/2023		12,000	12,644
Freddie Mac, 2.673%, 3/25/2026		2,389,000	2,365,702
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042		2,984,957	3,222,578
Freddie Mac, 5%, 7/01/2041		2,078,684	2,308,073
Freddie Mac, 4%, 4/01/2044		144,856	152,389

			$40,596,584
Natural Gas - Distribution - 0.4%
Gas Natural Fenosa Finance B.V., 1.375%, 1/21/2025	EUR	800,000	$857,904
GNL Quintero S.A., 4.634%, 7/31/2029 (n)		$1,600,000	1,580,000

			$2,437,904
Network & Telecom - 1.9%
AT&T, Inc., 2.45%, 6/30/2020		$3,487,000	$3,453,483
AT&T, Inc., 4.75%, 5/15/2046		1,231,000	1,149,776
British Telecommunications PLC, 5.75%, 12/07/2028	GBP	400,000	654,646
Telecom Italia S.p.A./Milano, 3.625%, 1/19/2024	EUR	1,100,000	1,194,692
Verizon Communications, Inc., 2.625%, 2/21/2020		$2,000,000	2,015,108
Verizon Communications, Inc., 4.5%, 9/15/2020		1,676,000	1,794,098

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Network & Telecom - continued
Verizon Communications, Inc., 6.55%, 9/15/2043		$1,000,000	$1,246,408

			$11,508,211
Oils - 0.1%
Valero Energy Corp., 4.9%, 3/15/2045		$653,000	$604,804

Other Banks & Diversified Financials - 2.3%
Banco Popolare Societa Cooperativa, 3.5%, 3/14/2019	EUR	1,350,000	$1,450,846
Belfius Bank S.A., 3.125%, 5/11/2026	EUR	600,000	636,731
Capital One Financial Corp., 2.35%, 8/17/2018		$2,361,000	2,375,763
Capital One Financial Corp., 3.2%, 2/05/2025		791,000	769,183
Citigroup, Inc., 3.2%, 10/21/2026		1,853,000	1,775,937
Citizens Bank N.A., 2.55%, 5/13/2021		569,000	566,210
Deutsche Bank AG, 6% to 4/30/2022, FRN to 12/31/2049	EUR	800,000	667,721
Discover Financial Services, 3.95%, 11/06/2024		$1,000,000	988,727
Groupe BPCE S.A., 12.5% to 9/30/2019, FRN to 12/31/2049 (n)		1,156,000	1,421,880
Intesa Sanpaolo S.p.A., 5.25%, 1/28/2022	GBP	350,000	479,095
Intesa Sanpaolo S.p.A., 5.71%, 1/15/2026 (n)		$577,000	528,597
Islandsbanki, 1.75%, 9/07/2020	EUR	1,250,000	1,352,445
UniCredit S.p.A., 4.375% to 1/03/2022, FRN to 1/03/2027	EUR	1,200,000	1,234,670

			$14,247,805
Personal Computers & Peripherals - 0.1%
Equifax, Inc., 2.3%, 6/01/2021		$524,000	$514,193

Pharmaceuticals - 1.2%
Celgene Corp., 2.875%, 8/15/2020		$3,201,000	$3,237,082
Gilead Sciences, Inc., 2.35%, 2/01/2020		530,000	532,768
Gilead Sciences, Inc., 4.75%, 3/01/2046		644,000	661,797
Shire Acquisitions Investments Ireland, 2.4%, 9/23/2021		2,357,000	2,279,448
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/2022 (n)		938,000	769,160

			$7,480,255
Real Estate - Apartment - 0.3%
ERP Operating LP, REIT, 4.625%, 12/15/2021		$598,000	$650,327
Grand City Properties S.A., 3.75% to 2/18/2022, FRN to 12/31/2049	EUR	500,000	526,851
Vonovia Finance B.V., 2.125%, 7/09/2022	EUR	650,000	736,409

			$1,913,587
Real Estate - Office - 0.3%
Boston Properties LP, REIT, 3.7%, 11/15/2018		$1,000,000	$1,032,538
Merlin Properties SOCIMI S.A., REIT, 2.225%, 4/25/2023	EUR	1,000,000	1,079,293

			$2,111,831

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Real Estate - Retail - 0.3%
Hammerson PLC, 2%, 7/01/2022	EUR	700,000	$764,783
Simon Property Group, Inc., REIT, 10.35%, 4/01/2019		$1,000,000	1,202,848

			$1,967,631
Retailers - 1.3%
Best Buy Co., Inc., 5.5%, 3/15/2021		$3,390,000	$3,714,321
Hanesbrands Finance, 3.5%, 6/15/2024 (z)	EUR	450,000	494,231
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)		$1,300,000	1,296,490
Home Depot, Inc., 3.35%, 9/15/2025		2,338,000	2,391,641

			$7,896,683
Specialty Chemicals - 0.2%
Ecolab, Inc., 4.35%, 12/08/2021		$1,000,000	$1,076,231
Ecolab, Inc., 2.625%, 7/08/2025	EUR	325,000	382,394

			$1,458,625
Specialty Stores - 0.1%
Rallye S.A., 4.25%, 3/11/2019	EUR	600,000	$637,023

Supermarkets - 0.2%
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	776,000	$651,307
Morrison (WM) Supermarkets, 3.5%, 7/27/2026	GBP	250,000	316,831

			$968,138
Supranational - 0.2%
International Bank for Reconstruction and Development, 2.8%, 1/13/2021	AUD	620,000	$461,832
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	590,000	473,369
International Finance Corp., 3.25%, 7/22/2019	AUD	855,000	647,381

			$1,582,582
Telecommunications - Wireless - 1.5%
America Movil S.A.B. de C.V., 1.5%, 3/10/2024	EUR	560,000	$595,058
American Tower Corp., REIT, 5%, 2/15/2024		$1,500,000	1,612,809
Cellnex Telecom S.A.U., 3.125%, 7/27/2022	EUR	700,000	776,274
Crown Castle International Corp., 5.25%, 1/15/2023		$1,400,000	1,521,884
Crown Castle International Corp., 3.7%, 6/15/2026		508,000	493,396
Millicom International Cellular S.A., 6.625%, 10/15/2021 (n)		1,563,000	1,643,573
T-Mobile USA, Inc., 6.25%, 4/01/2021		1,546,000	1,611,705
T-Mobile USA, Inc., 6%, 4/15/2024		1,194,000	1,253,700

			$9,508,399
Telephone Services - 0.1%
TELUS Corp., 5.05%, 7/23/2020	CAD	785,000	$646,601

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Tobacco - 0.5%
Imperial Tobacco Finance PLC, 4.25%, 7/21/2025 (n)		$1,341,000	$1,380,275
Philip Morris International, Inc., 4.875%, 11/15/2043		750,000	804,532
Reynolds American, Inc., 3.25%, 6/12/2020		249,000	256,030
Reynolds American, Inc., 4%, 6/12/2022		391,000	411,846
Reynolds American, Inc., 4.45%, 6/12/2025		292,000	309,344

			$3,162,027
Transportation - Services - 0.4%
Compagnie Financiere et Industrielle des Autoroutes S.A., 0.75%, 9/09/2028	EUR	700,000	$688,407
ERAC USA Finance LLC, 4.5%, 2/15/2045 (n)		$153,000	144,647
Heathrow Funding Ltd., 4.625%, 10/31/2046	GBP	275,000	428,778
Stagecoach Group PLC, 4%, 9/29/2025	GBP	900,000	1,206,830

			$2,468,662
U.S. Government Agencies and Equivalents - 0.1%
Small Business Administration, 2.22%, 3/01/2033		$849,266	$840,795

U.S. Treasury Obligations - 4.0%
U.S. Treasury Bonds, 4.5%, 8/15/2039 (f)		$2,328,000	$2,946,466
U.S. Treasury Bonds, 3.625%, 2/15/2044 (f)		2,599,000	2,908,239
U.S. Treasury Notes, 2%, 2/15/2025		19,367,000	18,906,278

			$24,760,983
Utilities - Electric Power - 1.9%
Dominion Resources, Inc., 2.5%, 12/01/2019		$1,000,000	$1,011,949
E.On International Finance, 6.375%, 6/07/2032	GBP	300,000	516,353
EDP - Energias de Portugal S.A., 5.375% to 3/16/2021, FRN to 9/16/2075	EUR	1,200,000	1,280,786
EDP Finance B.V., 4.9%, 10/01/2019 (n)		$600,000	628,140
Emera U.S. Finance LP, 2.7%, 6/15/2021 (n)		321,000	319,142
Emera U.S. Finance LP, 3.55%, 6/15/2026 (n)		367,000	360,120
Enel S.p.A., 8.75% to 9/24/2023, FRN to 9/24/2073 (n)		1,000,000	1,135,850
Enel S.p.A., 6.625% to 9/15/2021, FRN to 9/15/2076	GBP	390,000	507,487
Engie Energia Chile S.A., 4.5%, 1/29/2025 (n)		$1,920,000	1,898,433
Innogy Finance B.V., 4.75%, 1/31/2034	GBP	400,000	571,105
PPL Capital Funding, Inc., 3.1%, 5/15/2026		$1,244,000	1,197,061
PPL Capital Funding, Inc., 5%, 3/15/2044		750,000	791,161
Southern Co., 2.95%, 7/01/2023		735,000	727,798
Southern Co., 4.4%, 7/01/2046		1,110,000	1,088,439

			$12,033,824
Total Bonds (Identified Cost, $579,360,165)			$566,764,233

Portfolio of Investments – continued

Floating Rate Loans (g)(r) - 0.7%
Issuer	Shares/Par	Value ($)

Automotive - 0.1%
Allison Transmission, Inc., Term Loan B, 3.25%, 9/23/2022	$662,430	$666,925

Containers - 0.2%
Berry Plastics Group, Inc., Term Loan G, 3.5%, 1/06/2021	$1,168,048	$1,170,319

Gaming & Lodging - 0.2%
Hilton Worldwide Finance LLC, Term Loan B1, 3.5%, 10/25/2020	$1,168,048	$1,171,594

Medical & Health Technology & Services - 0.2%
DaVita Healthcare Partners, Inc., Term Loan B, 3.5%, 6/24/2021	$1,162,104	$1,161,741
Total Floating Rate Loans (Identified Cost, $4,182,542)		$4,170,579

Money Market Funds - 8.1%
MFS Institutional Money Market Portfolio, 0.46% (v) (Identified Cost, $50,275,159)	50,275,159	$50,275,159
Total Investments (Identified Cost, $633,817,866)		$621,209,971

Other Assets, Less Liabilities - (0.4)%		(2,381,442)
Net Assets - 100.0%		$618,828,529

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $43,770,552, representing 7.1% of net assets.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these

Portfolio of Investments – continued

securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Chesapeake Funding II LLC, 2016-2A, “A2”, FRN, 1.538%, 6/15/2028	6/14/16	$1,646,000	$1,654,859
Crown European Holdings S.A., 3.375%, 5/15/2025	4/28/15	1,097,350	1,055,399
Hanesbrands Finance, 3.5%, 6/15/2024	5/19/16	503,865	494,231
Liberty Mutual Group, Inc., 2.75%, 5/04/2026	4/26/16	336,298	327,048
Loomis, Sayles & Co., CLO, “A1”, FRN, 2.41%, 10/15/2027	7/27/16	3,456,934	3,465,429
Newell Brands, Inc., 3.75%, 10/01/2021	9/13/16	817,205	767,120
Spectrum Brands, Inc., 4%, 10/01/2026	9/14/16	697,438	659,702
Steel Dynamics, Inc., 5%, 12/15/2026	11/29/16	215,000	216,075
Total Restricted Securities			$8,639,863
% of Net assets			1.4%

The following abbreviations are used in this report and are defined:

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi (Offshore)
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Sheqel
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
ZAR	South African Rand

Portfolio of Investments – continued

Derivative Contracts at 11/30/16

Forward Foreign Currency Exchange Contracts at 11/30/16

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Merrill Lynch International Bank	2,530,000	12/09/16	$1,885,277	$1,867,886	$17,391
SELL	AUD	UBS AG	1,362,000	12/09/16	1,015,099	1,005,558	9,541
SELL	AUD	Westpac Banking Corp.	4,472,000	12/09/16	3,333,250	3,301,655	31,595
BUY	BRL	Citibank N.A.	17,221,725	12/02/16	5,045,920	5,092,097	46,177
BUY	BRL	Goldman Sachs International	18,089,426	12/02/16	5,325,588	5,348,657	23,069
SELL	BRL	Goldman Sachs International	18,089,426	12/02/16	5,490,796	5,348,657	142,139
SELL	CAD	Barclays Bank PLC	13,606,075	12/09/16	10,160,605	10,129,220	31,385
SELL	CAD	Citibank N.A.	933,000	12/09/16	697,058	694,584	2,474
SELL	CAD	Merrill Lynch International Bank	9,717,181	12/09/16	7,367,920	7,234,082	133,838
SELL	CNH	JPMorgan Chase Bank N.A.	42,649,000	4/26/17	6,403,273	6,092,183	311,090
SELL	DKK	Barclays Bank PLC	22,676,203	12/09/16	3,417,027	3,230,886	186,141
SELL	EUR	BNP Paribas S.A.	596,000	12/09/16	655,565	631,814	23,751
SELL	EUR	Brown Brothers Harriman	737,814	12/09/16	807,741	782,149	25,592
SELL	EUR	Citibank N.A.	808,039	12/09/16	880,993	856,594	24,399
SELL	EUR	Goldman Sachs International	1,402,111	12/09/16	1,551,811	1,486,364	65,447
SELL	EUR	JPMorgan Chase Bank N.A.	2,228,511	12/09/16	2,478,767	2,362,423	116,344
SELL	EUR	UBS AG	753,000	12/09/16	832,283	798,248	34,035
BUY	GBP	Goldman Sachs International	3,501,819	12/09/16	4,301,366	4,381,861	80,495
BUY	GBP	JPMorgan Chase Bank N.A.	597,000	12/09/16	746,698	747,032	334
SELL	GBP	Brown Brothers Harriman	247,932	12/09/16	317,518	310,240	7,278
SELL	GBP	Merrill Lynch International Bank	6,124,920	12/09/16	7,972,655	7,664,173	308,482
SELL	IDR	Barclays Bank PLC	17,487,790,500	12/16/16	1,336,987	1,287,871	49,116
SELL	IDR	Merrill Lynch International Bank	17,487,790,500	12/16/16	1,335,354	1,287,871	47,483

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 11/30/16 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	JPY	Barclays Bank PLC	750,705,974	12/09/16	$7,238,462	$6,563,179	$675,283
SELL	JPY	Brown Brothers Harriman	378,603,000	12/09/16	3,553,990	3,310,004	243,986
SELL	JPY	Citibank N.A.	371,397,000	12/09/16	3,486,821	3,247,004	239,817
SELL	JPY	JPMorgan Chase Bank N.A.	218,233,000	12/09/16	2,141,937	1,907,941	233,996
BUY	KRW	Barclays Bank PLC	9,062,570,000	12/16/16- 12/19/16	7,730,280	7,751,932	21,652
SELL	NZD	Westpac Banking Corp.	23,536,617	12/09/16	17,130,585	16,663,924	466,661

							$3,598,991

Liability Derivatives
BUY	AUD	UBS AG	992,505	12/09/16	$758,839	$732,761	$(26,078)
SELL	BRL	Citibank N.A.	17,221,724	12/02/16	5,070,134	5,092,096	(21,962)
BUY	CAD	JPMorgan Chase Bank N.A.	835,000	12/09/16	622,013	621,627	(386)
BUY	CHF	UBS AG	4,774,000	12/09/16	4,938,655	4,697,062	(241,593)
BUY	CZK	Barclays Bank PLC	14,293,000	12/09/16	595,601	560,086	(35,515)
BUY	EUR	Citibank N.A.	3,982,114	12/09/16	4,366,588	4,221,399	(145,189)
BUY	EUR	Goldman Sachs International	15,806,754	12/09/16	17,700,618	16,756,582	(944,036)
BUY	EUR	JPMorgan Chase Bank N.A.	453,087	12/09/16	501,763	480,313	(21,450)
BUY	EUR	UBS AG	585,191	12/09/16	645,875	620,355	(25,520)
SELL	EUR	Citibank N.A.	553,543	12/09/16	584,718	586,805	(2,087)
SELL	EUR	JPMorgan Chase Bank N.A.	1,459,000	12/09/16	1,546,374	1,546,671	(297)
SELL	EUR	Morgan Stanley Capital Services, Inc.	1,018,230	12/09/16	1,074,554	1,079,415	(4,861)
BUY	GBP	Brown Brothers Harriman	173,501	12/09/16	221,610	217,104	(4,506)
SELL	GBP	Citibank N.A.	602,000	12/09/16	735,678	753,289	(17,611)
SELL	GBP	Goldman Sachs International	1,025,788	12/09/16	1,276,085	1,283,579	(7,494)
SELL	GBP	UBS AG	170,000	12/09/16	211,563	212,723	(1,160)
BUY	IDR	JPMorgan Chase Bank N.A.	32,859,619,573	12/16/16	2,429,547	2,419,914	(9,633)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 11/30/16 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	ILS	JPMorgan Chase Bank N.A.	3,267,000	12/09/16	$872,516	$852,806	$(19,710)
BUY	JPY	Brown Brothers Harriman	252,730,000	12/09/16	2,455,432	2,209,537	(245,895)
BUY	JPY	Citibank N.A.	236,653,000	12/09/16	2,295,704	2,068,981	(226,723)
BUY	JPY	Goldman Sachs International	5,960,392,854	12/09/16	59,553,481	52,109,786	(7,443,695)
BUY	JPY	JPMorgan Chase Bank N.A.	208,824,000	12/09/16	2,028,985	1,825,681	(203,304)
BUY	MXN	JPMorgan Chase Bank N.A.	37,831,463	12/09/16	1,930,985	1,837,000	(93,985)
BUY	MYR	Barclays Bank PLC	8,228,000	12/07/16	1,978,741	1,842,040	(136,701)
BUY	NOK	Deutsche Bank AG	60,229,546	12/09/16	7,386,781	7,074,555	(312,226)
BUY	NZD	Goldman Sachs International	9,549,000	12/09/16	6,959,115	6,760,691	(198,424)
BUY	NZD	Westpac Banking Corp.	15,351,408	12/09/16	11,172,970	10,868,796	(304,174)
BUY	PLN	JPMorgan Chase Bank N.A.	5,021,000	12/09/16	1,313,497	1,194,447	(119,050)
BUY	SEK	Goldman Sachs International	66,437,926	12/09/16	7,729,654	7,205,657	(523,997)
BUY	SGD	JPMorgan Chase Bank N.A.	1,772,000	12/09/16	1,303,975	1,236,304	(67,671)
BUY	THB	JPMorgan Chase Bank N.A.	64,882,000	1/23/17	1,826,890	1,816,044	(10,846)
BUY	TRY	Deutsche Bank AG	2,694,000	12/09/16	892,975	782,949	(110,026)
SELL	TRY	JPMorgan Chase Bank N.A.	2,700,000	12/09/16	784,330	784,691	(361)
BUY	ZAR	JPMorgan Chase Bank N.A.	15,132,000	12/09/16	1,109,547	1,073,509	(36,038)

							$(11,562,204)

Portfolio of Investments – continued

Futures Contracts at 11/30/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note Ultra (Short)	USD	85	$11,427,188	March - 2017	$26,772
U.S. Treasury Note 10 yr (Short)	USD	180	22,412,813	March - 2017	52,872

					$79,644

Liability Derivatives
Interest Rate Futures
German Euro Bund 10 yr (Long)	EUR	14	$2,389,792	December - 2016	$(63,684)

At November 30, 2016, the fund had liquid securities with an aggregate value of $540,898 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $583,542,707)	$570,934,812
Underlying affiliated funds, at value (identified cost, $50,275,159)	50,275,159
Total investments, at value (identified cost, $633,817,866)	$621,209,971
Receivables for
Forward foreign currency exchange contracts	3,598,991
Daily variation margin on open futures contracts	170,822
Investments sold	4,281,460
Fund shares sold	451,363
Interest	5,336,286
Receivable from investment adviser	45,686
Total assets	$635,094,579
Liabilities
Payable to custodian	$1,181,461
Payables for
Distributions	1,995
Forward foreign currency exchange contracts	11,562,204
Investments purchased	3,189,245
Fund shares reacquired	54,078
Payable to affiliates
Shareholder servicing costs	158,960
Distribution and service fees	340
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	117,753
Total liabilities	$16,266,050
Net assets	$618,828,529
Net assets consist of
Paid-in capital	$650,672,060
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(20,677,111)
Accumulated net realized gain (loss) on investments and foreign currency	(9,304,995)
Accumulated distributions in excess of net investment income	(1,861,425)
Net assets	$618,828,529
Shares of beneficial interest outstanding	72,973,328

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$12,305,693	1,443,318	$8.53
Class B	1,102,621	130,004	8.48
Class C	2,191,693	258,367	8.48
Class I	3,150,954	371,470	8.48
Class R1	69,405	8,181	8.48
Class R2	69,325	8,173	8.48
Class R3	81,889	9,651	8.49
Class R4	51,220	6,036	8.49
Class R6 (formerly Class R5)	599,805,729	70,738,128	8.48

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.91 [100 / 95.75 x $8.53]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$16,226,369
Dividends from underlying affiliated funds	253,476
Total investment income	$16,479,845
Expenses
Management fee	$3,929,105
Distribution and service fees	72,136
Shareholder servicing costs	872,959
Administrative services fee	111,373
Independent Trustees’ compensation	18,397
Custodian fee	117,813
Shareholder communications	17,421
Audit and tax fees	63,749
Legal fees	6,958
Miscellaneous	151,221
Total expenses	$5,361,132
Fees paid indirectly	(1,803)
Reduction of expenses by investment adviser and distributor	(904,051)
Net expenses	$4,455,278
Net investment income	$12,024,567
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(12,318,749)
Underlying affiliated funds	448
Futures contracts	1,700,060
Foreign currency	6,518,217
Net realized gain (loss) on investments and foreign currency	$(4,100,024)
Change in unrealized appreciation (depreciation)
Investments	$22,753,009
Futures contracts	(126,649)
Translation of assets and liabilities in foreign currencies	(7,195,779)
Net unrealized gain (loss) on investments and foreign currency translation	$15,430,581
Net realized and unrealized gain (loss) on investments and foreign currency	$11,330,557
Change in net assets from operations	$23,355,124

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 11/30
	2016	2015
Change in net assets
From operations
Net investment income	$12,024,567	$11,945,972
Net realized gain (loss) on investments and foreign currency	(4,100,024)	(54,431,456)
Net unrealized gain (loss) on investments and foreign currency translation	15,430,581	(5,157,596)
Change in net assets from operations	$23,355,124	$(47,643,080)
Distributions declared to shareholders
From net investment income	$(574,779)	$—
From tax return of capital	(10,720,830)	(13,908,363)
Total distributions declared to shareholders	$(11,295,609)	$(13,908,363)
Change in net assets from fund share transactions	$(32,943,280)	$(45,129,379)
Total change in net assets	$(20,883,765)	$(106,680,822)
Net assets
At beginning of period	639,712,294	746,393,116
At end of period (including accumulated distributions in excess of net investment income of $1,861,425 and $3,421,905, respectively)	$618,828,529	$639,712,294

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 11/30		Period ended 11/30/14 (z)		Years ended 5/31
	2016	2015			2014	2013	2012
Net asset value, beginning of period	$8.38	$9.19	$9.72		$9.93	$10.38	$10.77
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.12	$0.16		$0.31	$0.25	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	0.14	(0.78)	(0.53)		(0.18)	(0.19)	0.09
Total from investment operations	$0.27	$(0.66)	$(0.37)		$0.13	$0.06	$0.25
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.09)		$(0.15)	$(0.27)	$(0.53)
From net realized gain on investments	—	—	—		—	(0.23)	(0.11)
From tax return of capital	(0.11)	(0.15)	(0.07)		(0.19)	(0.01)	—
Total distributions declared to shareholders	$(0.12)	$(0.15)	$(0.16)		$(0.34)	$(0.51)	$(0.64)
Net asset value, end of period (x)	$8.53	$8.38	$9.19		$9.72	$9.93	$10.38
Total return (%) (r)(s)(t)(x)	3.18	(7.23)	(3.81	)(n)	1.40	0.39	2.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.23	1.18	(a)	1.20	1.16	1.03
Expenses after expense reductions (f)	1.05	1.05	1.10	(a)	1.10	1.09	1.02
Net investment income	1.45	1.40	3.40	(a)	3.22	2.36	1.54
Portfolio turnover	56	143	39	(n)	74	123	98
Net assets at end of period (000 omitted)	$12,306	$13,980	$17,391		$17,325	$20,995	$16,178

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 11/30		Period ended 11/30/14 (z)		Years ended 5/31
	2016	2015			2014	2013		2012
Net asset value, beginning of period	$8.34	$9.14	$9.66		$9.87	$10.32		$10.75
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.06	$0.13		$0.24	$0.17		$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	0.13	(0.78)	(0.52)		(0.19)	(0.19)		0.04
Total from investment operations	$0.19	$(0.72)	$(0.39)		$0.05	$(0.02)		$0.13
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.07)		$(0.12)	$(0.20)		$(0.45)
From net realized gain on investments	—	—	—		—	(0.23)		(0.11)
From tax return of capital	(0.05)	(0.08)	(0.06)		(0.14)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.05)	$(0.08)	$(0.13)		$(0.26)	$(0.43)		$(0.56)
Net asset value, end of period (x)	$8.48	$8.34	$9.14		$9.66	$9.87		$10.32
Total return (%) (r)(s)(t)(x)	2.30	(7.86)	(4.10	)(n)	0.63	(0.38)		1.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	1.99	1.94	(a)	1.96	1.91		1.78
Expenses after expense reductions (f)	1.80	1.80	1.85	(a)	1.85	1.84		1.78
Net investment income	0.72	0.68	2.70	(a)	2.50	1.62		0.83
Portfolio turnover	56	143	39	(n)	74	123		98
Net assets at end of period (000 omitted)	$1,103	$1,272	$2,025		$2,065	$2,528		$2,169

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 11/30		Period ended 11/30/14 (z)		Years ended 5/31
	2016	2015			2014	2013		2012
Net asset value, beginning of period	$8.34	$9.14	$9.67		$9.87	$10.32		$10.76
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.06	$0.13		$0.24	$0.18		$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	0.13	(0.78)	(0.53)		(0.18)	(0.20)		0.03 (g)
Total from investment operations	$0.19	$(0.72)	$(0.40)		$0.06	$(0.02)		$0.12
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.07)		$(0.12)	$(0.20)		$(0.45)
From net realized gain on investments	—	—	—		—	(0.23)		(0.11)
From tax return of capital	(0.05)	(0.08)	(0.06)		(0.14)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.05)	$(0.08)	$(0.13)		$(0.26)	$(0.43)		$(0.56)
Net asset value, end of period (x)	$8.48	$8.34	$9.14		$9.67	$9.87		$10.32
Total return (%) (r)(s)(t)(x)	2.30	(7.86)	(4.20	)(n)	0.73	(0.38)		1.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	1.99	1.94	(a)	1.96	1.92		1.77
Expenses after expense reductions (f)	1.80	1.80	1.85	(a)	1.85	1.84		1.77
Net investment income	0.71	0.67	2.70	(a)	2.49	1.71		0.86
Portfolio turnover	56	143	39	(n)	74	123		98
Net assets at end of period (000 omitted)	$2,192	$2,053	$2,392		$2,518	$3,366		$1,804

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 11/30		Period ended 11/30/14 (z)		Years ended 5/31
	2016	2015			2014	2013	2012
Net asset value, beginning of period	$8.34	$9.15	$9.67		$9.87	$10.33	$10.77
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.14	$0.18		$0.33	$0.20	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.13	(0.78)	(0.52)		(0.17)	(0.13)	0.03
Total from investment operations	$0.28	$(0.64)	$(0.34)		$0.16	$0.07	$0.23
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.10)		$(0.16)	$(0.23)	$(0.56)
From net realized gain on investments	—	—	—		—	(0.23)	(0.11)
From tax return of capital	(0.13)	(0.17)	(0.08)		(0.20)	(0.07)	—
Total distributions declared to shareholders	$(0.14)	$(0.17)	$(0.18)		$(0.36)	$(0.53)	$(0.67)
Net asset value, end of period (x)	$8.48	$8.34	$9.15		$9.67	$9.87	$10.33
Total return (%) (r)(s)(x)	3.32	(7.03)	(3.61	)(n)	1.75	0.53	2.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.99	0.94	(a)	0.96	0.83	0.77
Expenses after expense reductions (f)	0.80	0.80	0.85	(a)	0.85	0.82	0.77
Net investment income	1.69	1.68	3.79	(a)	3.52	1.88	1.91
Portfolio turnover	56	143	39	(n)	74	123	98
Net assets at end of period (000 omitted)	$3,151	$699	$956		$1,393	$1,252	$404,824

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 11/30		Period ended 11/30/14 (z)		Years ended 5/31
	2016	2015			2014	2013		2012
Net asset value, beginning of period	$8.34	$9.14	$9.66		$9.87	$10.31		$10.76
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.06	$0.13		$0.24	$0.17		$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	0.13	(0.78)	(0.52)		(0.19)	(0.18)		0.01 (g)
Total from investment operations	$0.19	$(0.72)	$(0.39)		$0.05	$(0.01)		$0.11
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.07)		$(0.12)	$(0.20)		$(0.45)
From net realized gain on investments	—	—	—		—	(0.23)		(0.11)
From tax return of capital	(0.05)	(0.08)	(0.06)		(0.14)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.05)	$(0.08)	$(0.13)		$(0.26)	$(0.43)		$(0.56)
Net asset value, end of period (x)	$8.48	$8.34	$9.14		$9.66	$9.87		$10.31
Total return (%) (r)(s)(x)	2.30	(7.86)	(4.10	)(n)	0.63	(0.28)		1.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	1.99	1.94	(a)	1.96	1.91		1.77
Expenses after expense reductions (f)	1.80	1.80	1.85	(a)	1.85	1.84		1.77
Net investment income	0.71	0.69	2.70	(a)	2.50	1.63		0.92
Portfolio turnover	56	143	39	(n)	74	123		98
Net assets at end of period (000 omitted)	$69	$57	$113		$115	$124		$111

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 11/30		Period ended 11/30/14 (z)		Years ended 5/31
	2016	2015			2014	2013		2012
Net asset value, beginning of period	$8.34	$9.14	$9.67		$9.87	$10.32		$10.76
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.10	$0.15		$0.29	$0.22		$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	0.13	(0.77)	(0.53)		(0.18)	(0.19)		0.03 (g)
Total from investment operations	$0.24	$(0.67)	$(0.38)		$0.11	$0.03		$0.18
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.08)		$(0.14)	$(0.25)		$(0.51)
From net realized gain on investments	—	—	—		—	(0.23)		(0.11)
From tax return of capital	(0.09)	(0.13)	(0.07)		(0.17)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.10)	$(0.13)	$(0.15)		$(0.31)	$(0.48)		$(0.62)
Net asset value, end of period (x)	$8.48	$8.34	$9.14		$9.67	$9.87		$10.32
Total return (%) (r)(s)(x)	2.81	(7.40)	(3.96	)(n)	1.24	0.12		1.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.49	1.44	(a)	1.46	1.42		1.26
Expenses after expense reductions (f)	1.30	1.30	1.35	(a)	1.35	1.34		1.26
Net investment income	1.22	1.18	3.23	(a)	3.02	2.15		1.42
Portfolio turnover	56	143	39	(n)	74	123		98
Net assets at end of period (000 omitted)	$69	$68	$142		$165	$153		$114

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 11/30		Period ended 11/30/14 (z)		Years ended 5/31
	2016	2015			2014	2013		2012
Net asset value, beginning of period	$8.34	$9.15	$9.67		$9.87	$10.32		$10.77
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.12	$0.16		$0.31	$0.25		$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	0.14	(0.78)	(0.52)		(0.18)	(0.20)		0.01(g )
Total from investment operations	$0.27	$(0.66)	$(0.36)		$0.13	$0.05		$0.19
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.09)		$(0.15)	$(0.27)		$(0.53)
From net realized gain on investments	—	—	—		—	(0.23)		(0.11)
From tax return of capital	(0.11)	(0.15)	(0.07)		(0.18)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.12)	$(0.15)	$(0.16)		$(0.33)	$(0.50)		$(0.64)
Net asset value, end of period (x)	$8.49	$8.34	$9.15		$9.67	$9.87		$10.32
Total return (%) (r)(s)(x)	3.19	(7.27)	(3.73	)(n)	1.49	0.37		1.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.24	1.19	(a)	1.21	1.16		1.02
Expenses after expense reductions (f)	1.05	1.05	1.10	(a)	1.10	1.09		1.02
Net investment income	1.46	1.43	3.43	(a)	3.25	2.38		1.66
Portfolio turnover	56	143	39	(n)	74	123		98
Net assets at end of period (000 omitted)	$82	$79	$151		$148	$171		$148

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 11/30		Period ended 11/30/14 (z)		Years ended 5/31
	2016	2015			2014	2013		2012
Net asset value, beginning of period	$8.34	$9.15	$9.67		$9.87	$10.32		$10.77
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.15	$0.18		$0.33	$0.27		$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	0.14	(0.79)	(0.52)		(0.17)	(0.19)		0.01 (g)
Total from investment operations	$0.29	$(0.64)	$(0.34)		$0.16	$0.08		$0.22
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.10)		$(0.16)	$(0.30)		$(0.56)
From net realized gain on investments	—	—	—		—	(0.23)		(0.11)
From tax return of capital	(0.13)	(0.17)	(0.08)		(0.20)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.14)	$(0.17)	$(0.18)		$(0.36)	$(0.53)		$(0.67)
Net asset value, end of period (x)	$8.49	$8.34	$9.15		$9.67	$9.87		$10.32
Total return (%) (r)(s)(x)	3.45	(7.03)	(3.61	)(n)	1.75	0.62		2.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.99	0.94	(a)	0.96	0.91		0.76
Expenses after expense reductions (f)	0.80	0.80	0.85	(a)	0.85	0.84		0.76
Net investment income	1.72	1.69	3.70	(a)	3.52	2.61		1.92
Portfolio turnover	56	143	39	(n)	74	123		98
Net assets at end of period (000 omitted)	$51	$50	$112		$116	$114		$113

See Notes to Financial Statements

Financial Highlights – continued

Class R6 (formerly Class R5)	Years ended 11/30		Period ended 11/30/14 (z)		Years ended 5/31
	2016	2015			2014	2013 (i)
Net asset value, beginning of period	$8.33	$9.14	$9.66		$9.87	$10.67
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.16	$0.18		$0.35	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	0.14	(0.79)	(0.52)		(0.19)	(0.56)
Total from investment operations	$0.30	$(0.63)	$(0.34)		$0.16	$(0.35)
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.10)		$(0.16)	$(0.06)
From net realized gain on investments	—	—	—		—	(0.23)
From tax return of capital	(0.14)	(0.18)	(0.08)		(0.21)	(0.16)
Total distributions declared to shareholders	$(0.15)	$(0.18)	$(0.18)		$(0.37)	$(0.45)
Net asset value, end of period (x)	$8.48	$8.33	$9.14		$9.66	$9.87
Total return (%) (r)(s)(x)	3.59	(6.89)	(3.55	)(n)	1.77	(3.39	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.83	0.82	(a)	0.82	0.87	(a)
Expenses after expense reductions (f)	0.67	0.64	0.73	(a)	0.71	0.84	(a)
Net investment income	1.85	1.84	3.80	(a)	3.68	3.01	(a)
Portfolio turnover	56	143	39	(n)	74	123
Net assets at end of period (000 omitted)	$599,806	$621,455	$723,112		$709,082	$543,392

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, October 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(z)	For the period June 1, 2014 through November 30, 2014. On September 9, 2014, the fund changed its fiscal year-end from May 31 to November 30.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Bond Fund (the fund) is a non-diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the global bond market, as a whole, as measured by an index determined by MFS to be an appropriate measure of the global bond market. At November 30, 2016, the fund did not have more than 25% of its assets invested in any one industry.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted

Notes to Financial Statements – continued

or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine

Notes to Financial Statements – continued

value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of November 30, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$25,601,778	$—	$25,601,778
Non-U.S. Sovereign Debt	—	207,910,077	—	207,910,077
U.S. Corporate Bonds	—	183,311,743	—	183,311,743
Residential Mortgage-Backed Securities	—	40,596,584	—	40,596,584
Commercial Mortgage-Backed Securities	—	22,181,015	—	22,181,015
Asset-Backed Securities (including CDOs)	—	13,773,699	—	13,773,699
Foreign Bonds	—	73,389,337	—	73,389,337
Floating Rate Loans	—	4,170,579	—	4,170,579
Mutual Funds	50,275,159	—	—	50,275,159
Total Investments	$50,275,159	$570,934,812	$—	$621,209,971

Other Financial Instruments
Futures Contracts	$15,960	$—	$—	$15,960
Forward Foreign Currency Exchange Contracts	—	(7,963,213)	—	(7,963,213)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement

Notes to Financial Statements – continued

purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$79,644	$(63,684)
Foreign Exchange	Forward Foreign Currency Exchange	3,598,991	(11,562,204)
Total		$3,678,635	$(11,625,888)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$1,700,060	$—
Foreign Exchange	—	6,688,736
Total	$1,700,060	$6,688,736

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended November 30, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(126,649)	$—
Foreign Exchange	—	(7,205,824)
Total	$(126,649)	$(7,205,824)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of November 30, 2016:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Forward Foreign Currency Exchange Contracts	$3,598,991	$11,562,204
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$3,598,991	$11,562,204
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	43,576	294,351
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$3,555,415	$11,267,853

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at November 30, 2016:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$963,577	$(172,216)	$—	$(560,000)	$231,361
BNP Paribas S.A.	23,751	—	—	—	23,751
Brown Brothers Harriman	276,856	(250,401)	—	—	26,455
Citibank N.A.	312,867	(312,867)	—	—	—
Goldman Sachs International	311,150	(311,150)	—	—	—
JPMorgan Chase Bank N.A.	661,764	(582,731)	—	—	79,033
Merrill Lynch International Bank	507,194	—	—	—	507,194
Westpac Banking Corp.	498,256	(304,174)		—	194,082
Total	$3,555,415	$(1,933,539)	$—	$(560,000)	$1,061,876

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at November 30, 2016:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(172,216)	$172,216	$—	$—	$—
Brown Brothers Harriman	(250,401)	250,401	—	—	—
Citibank N.A.	(413,572)	312,867	—	—	(100,705)
Deutche Bank AG	(422,252)	—	—	—	(422,252)
Goldman Sachs International	(9,117,646)	311,150	—	—	(8,806,496)
JPMorgan Chase Bank N.A.	(582,731)	582,731	—	—	—
Morgan Stanley Capital Services, Inc.	(4,861)	—	—	—	(4,861)
Westpac Banking Corp.	(304,174)	304,174	—	—	—
Total	$(11,267,853)	$1,933,539	$—	$—	$(9,334,314)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

Notes to Financial Statements – continued

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain

Notes to Financial Statements – continued

indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended November 30, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial

Notes to Financial Statements – continued

statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	11/30/16	11/30/15
Ordinary income (including any short-term capital gains)	$574,779	$—
Book/tax difference due to distribution payable	—	(1,346,985)
Tax return of capital (b)	10,720,830	15,255,348
Total distributions	$11,295,609	$13,908,363

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/16
Cost of investments	$640,269,774
Gross appreciation	6,794,663
Gross depreciation	(25,854,466)
Net unrealized appreciation (depreciation)	$(19,059,803)
Capital loss carryforwards	(11,371,356)
Late year ordinary loss deferral	(393,740)
Other temporary differences	(1,018,632)

As of November 30, 2016, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(4,884,083)
Long-Term	(6,487,273)
Total	$(11,371,356)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A

Notes to Financial Statements – continued

shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 11/30/16	Year ended 11/30/15	Year ended 11/30/16	Year ended 11/30/15
Class A	$9,727	$—	$181,426	$268,008
Class B	384	—	7,157	16,723
Class C	719	—	13,405	21,023
Class I	1,775	—	33,100	15,031
Class R1	23	—	429	980
Class R2	40	—	747	1,830
Class R3	58	—	1,077	2,250
Class R4	43	—	803	1,914
Class R6 (formerly Class R5)	562,010	—	10,482,686	13,580,604
Total	$574,779	$—	$10,720,830	$13,908,363

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.55% of average daily net assets in excess of $1 billion. This written agreement will be terminated on March 29, 2017. For the year ended November 30, 2016, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended November 30, 2016, this management fee reduction amounted to $46,599, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended November 30, 2016 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

Effective March 30, 2017, the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.60%
Average daily net assets in excess of $1 billion	0.55%

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and

Notes to Financial Statements – continued

transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)
1.05%	1.80%	1.80%	0.80%	1.80%	1.30%	1.05%	0.80%	0.74%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until March 31, 2018. For the year ended November 30, 2016, this reduction amounted to $857,292, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,217 for the year ended November 30, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$35,239
Class B	0.75%	0.25%	1.00%	1.00%	12,367
Class C	0.75%	0.25%	1.00%	1.00%	23,218
Class R1	0.75%	0.25%	1.00%	1.00%	747
Class R2	0.25%	0.25%	0.50%	0.50%	356
Class R3	—	0.25%	0.25%	0.25%	209
Total Distribution and Service Fees					$72,136

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended November 30, 2016, this rebate amounted to $160 for Class A, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of

Notes to Financial Statements – continued

purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2016, were as follows:

Amount
Class A	$271
Class B	2,021
Class C	69

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended November 30, 2016, the fee was $9,275, which equated to 0.0014% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended November 30, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $33,080.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended November 30, 2016, these costs for the fund amounted to $830,604 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2016 was equivalent to an annual effective rate of 0.0170% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and

Notes to Financial Statements – continued

is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended November 30, 2016, the fee paid by the fund under this agreement was $1,329. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS purchased 5,626 shares of Class I for an amount of $48,950. On June 29, 2016, MFS redeemed 5,984 shares of Class I for an amount of $54,155.

At November 30, 2016, MFS held approximately 73%, 73%, 62% and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4, respectively.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended November 30, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $3,346,499 and $5,787,313, respectively. The sales transactions resulted in net realized gains (losses) of $(31,976).

(4) Portfolio Securities

For the year ended November 30, 2016, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$73,307,631	$55,035,120
Investments (non-U.S. Government securities)	$249,517,881	$271,786,703

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 11/30/16		Year ended 11/30/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	451,330	$4,016,860	324,854	$2,822,976
Class B	33,625	298,065	12,133	104,704
Class C	61,220	529,196	85,728	745,508
Class I	493,360	4,403,354	64,992	552,600
Class R1	2,184	18,408	432	3,739
Class R2	443	3,907	603	5,204
Class R3	91	821	36	315
Class R6 (formerly Class R5)	2,710,509	24,053,811	9,613,424	83,831,950
	3,752,762	$33,324,422	10,102,202	$88,066,996

Notes to Financial Statements – continued

	Year ended 11/30/16		Year ended 11/30/15
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	21,168	$187,210	30,191	$262,496
Class B	846	7,430	1,769	15,389
Class C	1,216	10,691	2,047	17,788
Class I	2,060	18,182	1,350	11,648
Class R1	51	452	113	980
Class R2	89	787	211	1,828
Class R3	129	1,135	259	2,241
Class R4	96	846	221	1,913
Class R6 (formerly Class R5)	1,255,460	11,037,424	1,574,511	13,579,394
	1,281,115	$11,264,157	1,610,672	$13,893,677

Shares reacquired
Class A	(697,217)	$(6,220,748)	(578,591)	$(5,030,329)
Class B	(57,102)	(497,608)	(82,819)	(713,347)
Class C	(50,346)	(440,672)	(103,122)	(895,452)
Class I	(207,799)	(1,863,316)	(86,985)	(750,223)
Class R1	(839)	(7,402)	(6,082)	(51,552)
Class R2	(491)	(4,288)	(8,188)	(69,383)
Class R3	(1)	(5)	(7,347)	(62,557)
Class R4	—	—	(6,513)	(55,230)
Class R6 (formerly Class R5)	(7,801,919)	(68,497,820)	(15,732,683)	(139,461,979)
	(8,815,714)	$(77,531,859)	(16,612,330)	$(147,090,052)

Net change
Class A	(224,719)	$(2,016,678)	(223,546)	$(1,944,857)
Class B	(22,631)	(192,113)	(68,917)	(593,254)
Class C	12,090	99,215	(15,347)	(132,156)
Class I	287,621	2,558,220	(20,643)	(185,975)
Class R1	1,396	11,458	(5,537)	(46,833)
Class R2	41	406	(7,374)	(62,351)
Class R3	219	1,951	(7,052)	(60,001)
Class R4	96	846	(6,292)	(53,317)
Class R6 (formerly Class R5)	(3,835,950)	(33,406,585)	(4,544,748)	(42,050,635)
	(3,781,837)	$(32,943,280)	(4,899,456)	$(45,129,379)

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, and the MFS Lifetime 2025 Fund were the owners of record of approximately 46%, 23%,

Notes to Financial Statements – continued

15%, 5%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2035 Fund and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended November 30, 2016, the fund’s commitment fee and interest expense were $3,550 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	58,326,169	262,094,816	(270,145,826)	50,275,159

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$ 448	$—	$253,476	$50,275,159

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of

MFS Global Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Bond Fund (the Fund) (one of the series constituting the MFS Series Trust X) as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Bond Fund (one of the series constituting the MFS Series Trust X) at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 13, 2017

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of January 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2017, the Trustees served as board members of 138 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Pilar Gomez-Bravo Richard Hawkins Robert Persons Robert Spector Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including the addition of a co-lead portfolio manager to the Fund effective October 31, 2015. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the

Board Review of Investment Advisory Agreement – continued

Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $1 billion, which may not be changed without the Trustees’ approval (the “management fee waiver rate”). They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee waiver rate effective as of March 30, 2017. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also

Board Review of Investment Advisory Agreement – continued

considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. However, effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics amended effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and John P. Kavanaugh and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Kavanaugh and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2016 and 2015, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2016	2015
Fees billed by E&Y:
MFS Global Bond Fund	52,210	52,210

For the fiscal years ended November 30, 2016 and 2015, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS Global Bond Fund	0	0	9,970	9,936	1,257	1,034

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Bond Fund *	1,412,499	1,120,675	0	0	116,023	99,446

	Aggregate Fees for Non-audit Services
	2016	2015
Fees Billed by E&Y:
To MFS Global Bond Fund, MFS and MFS Related Entities#	1,665,349	1,482,091

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: January 13, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: January 13, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 13, 2017

*	Print name and title of each signing officer under his or her signature.